Vanguard® Diversified Equity Fund
Schedule of Investments (unaudited)
As of July 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard U.S. Growth Fund Investor Shares	14,500,835	774,635
Vanguard Growth and Income Fund Investor Shares	8,854,299	505,049
Vanguard Windsor Fund Investor Shares	22,104,644	496,912
Vanguard Windsor II Fund Investor Shares	8,674,531	370,142
Vanguard Explorer Fund Investor Shares	2,260,264	244,425
Vanguard Mid-Cap Growth Fund	5,484,992	125,113
Total Investment Companies (Cost $1,695,063)		2,516,276
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 5.274% (Cost $1,050)	10,500	1,050
Total Investments (100.0%) (Cost $1,696,113)		2,517,326
Other Assets and Liabilities—Net (0.0%)		(844)
Net Assets (100%)		2,516,482
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At July 31, 2023, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Oct. 31, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jul. 31, 2023 Market Value ($000)
Vanguard Explorer Fund	219,915	19,119	14,078	(1,890)	21,359	794	9,689	244,425
Vanguard Growth and Income Fund	440,104	38,407	11,330	(809)	38,677	6,565	31,843	505,049
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	3	—	1,050
Vanguard Mid-Cap Growth Fund	107,541	275	2,451	(1,865)	21,613	275	—	125,113
Vanguard U.S. Growth Fund	638,320	8,268	51,349	(19,443)	198,839	2,215	—	774,635
Vanguard Windsor Fund	443,595	85,332	34,285	1,105	1,165	7,198	52,563	496,912
Vanguard Windsor II Fund	331,267	25,584	15,865	300	28,856	5,443	17,482	370,142
Total	2,180,742	176,985	129,358	(22,602)	310,509	22,493	111,577	2,517,326
1	Not applicable—purchases and sales are for temporary cash investment purposes.